Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.2%)
Canada (1.1%)
*	Shopify Inc. Class A	44,740	1,558
China (16.5%)
*,1	Meituan Class B	419,200	9,404
	Tencent Holdings Ltd.	181,900	7,030
*	Alibaba Group Holding Ltd.	371,200	4,174
*	NIO Inc. ADR	129,209	2,549
			23,157
Denmark (3.4%)
*	Genmab A/S	13,610	4,843
France (10.9%)
	Kering SA	11,145	6,380
	Hermes International	4,542	6,231
	L'Oreal SA	7,241	2,738
			15,349
Germany (7.2%)
*,1	Delivery Hero SE	131,199	6,330
*,1	Zalando SE	133,787	3,766
			10,096
Italy (4.5%)
	Ferrari NV	29,938	6,358
Japan (2.7%)
	M3 Inc.	109,500	3,815
Netherlands (19.4%)
	ASML Holding NV	32,808	18,857
*,1	Adyen NV	4,721	8,492
			27,349
Sweden (5.6%)
*	Spotify Technology SA	39,880	4,507
	Atlas Copco AB Class B	189,870	1,972
*	Kinnevik AB Class B	80,759	1,455
			7,934
United Kingdom (3.0%)
*	Ocado Group plc	413,771	4,254
United States (22.9%)
*	MercadoLibre Inc.	14,794	12,038
*	Moderna Inc.	45,863	7,525
*	Tesla Inc.	7,087	6,318

			Shares	Market Value ($000)
*	Illumina Inc.		18,418	3,991
	NVIDIA Corp.		8,341	1,515
*	Ginkgo Bioworks Holdings Inc.		278,902	798
				32,185
Total Common Stocks (Cost $139,226)				136,898
		Coupon
Temporary Cash Investments (4.5%)
Money Market Fund (4.5%)
[2]	Vanguard Market Liquidity Fund (Cost $6,249)	1.903%	62,520	6,249
Total Investments (101.7%) (Cost $145,475)				143,147
Other Assets and Liabilities—Net (-1.7%)				(2,358)
Net Assets (100%)				140,789
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2022, the aggregate value was $27,992,000, representing 19.9% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of July 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	33,743	—	—	33,743
Common Stocks—Other	7,056	96,099	—	103,155
Temporary Cash Investments	6,249	—	—	6,249
Total	47,048	96,099	—	143,147